Exhibit 1

JOINT FILING AGREEMENT

Pursuant to Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned agree that the Statement on Schedule 13D, and any subsequent amendments thereto, to which this exhibit is attached is filed on behalf of each of them in the capacities set forth below.

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the 27th day of January, 2012.

HEALTHCARE PRIVATE EQUITY LIMITED PARTNERSHIP
By: Waverley Healthcare Private Equity Limited,
its general partner

By:	/s/ Archie Struthers
	Name:	Archie Struthers
	Title:	Director

Signature Page to Joint Filing Agreement

Lloyds Banking Group plc

By:	/s/ Robert Moorhouse
	Name:	Robert Moorhouse
	Title:	Head of Operations, Operations Group Secretariat

Signature Page to Joint Filing Agreement

Scottish Widows Investment Partnership Group Limited

By:	/s/ Tony Owens
	Name:	Tony Owens
	Title:	Director of Operations and Strategy

Signature Page to Joint Filing Agreement

Waverly Healthcare Private Equity Limited

By:	/s/ Tony Owens
	Name:	Tony Owens
	Title:	Director of Operations and Strategy

Signature Page to Joint Filing Agreement

/s/ Raymond F. Schinazi
Raymond F. Schinazi

Signature Page to Joint Filing Agreement

David E. Thompson Revocable Trust

By:	/s/ David E. Thompson, Trustee
	Name:	David E. Thompson
	Title:	Trustee

Signature Page to Joint Filing Agreement

Hostetler Family Trust UTD 3/18/92, Karl Y. Hostetler and
Margaretha Hostetler, Co-Trustees

By:	/s/ Karl Y. Hostetler
	Name:	Karl Y. Hostetler
	Title:	Co-Trustee

By:	/s/ Margaretha Hostetler
	Name:	Margaretha Hostetler
	Title:	Co-Trustee

Signature Page to Joint Filing Agreement

/s/ H. Watt Gregory III
H. Watt Gregory III

Signature Page to Joint Filing Agreement

The Richman Trust Dated 2/6/83,
Douglas D. Richman, Co-Trustee and
Eva A. Richman, Co-Trustee

By:	/s/ Douglas D. Richman
	Name:	Douglas D. Richman
	Title:	Co-Trustee

By:	/s/ Eva A. Richman
	Name:	Eva A. Richman
	Title:	Co-Trustee

Signature Page to Joint Filing Agreement

The Breining Family Trust Dated August 15, 2003

By:	/s/ Clifford A. Breining
	Name:	Clifford A. Breining
	Title:	Trustee

Signature Page to Joint Filing Agreement

/s/ Dennis A. Carson
Dennis A. Carson

Signature Page to Joint Filing Agreement

The Jonnie K. Westbrook Revocable Trust, Dated March 17, 2000,
Jonnie K. Westbrook, Trustee

By:	/s/ Jonnie K. Westbrook
	Name:	Jonnie K. Westbrook
	Title:	Trustee

Signature Page to Joint Filing Agreement

/s/ Stavros C. Manolagas
Stavros C. Manolagas

Signature Page to Joint Filing Agreement

/s/ Michael Rosenblatt MD
Michael Rosenblatt MD

Signature Page to Joint Filing Agreement

/s/ Patricia E. Rosenblatt
Patricia E. Rosenblatt

Signature Page to Joint Filing Agreement

Dr. John Potts, Jr and Susanne K. Potts Irrevocable Trust for
Stephan K. Potts dated 6-15-05

By:	/s/ John T. Potts, Jr. M.D.
	Name:	John T. Potts, Jr. M.D.
	Title:	Director of Research & Physician-in-Chief Emeritus, Massachusetts General Hospital

Signature Page to Joint Filing Agreement

/s/ John Thomas Potts MD
John Thomas Potts MD

Signature Page to Joint Filing Agreement

John A. Katzenellenbogen Trust Under Agreement
Dated August 2, 1999

By:	/s/ John A. Katzenellenbogen
	Name:	John A. Katzenellenbogen
	Title:	Trustee

Signature Page to Joint Filing Agreement

/s/ John A. Katzenellenbogen PhD
John A. Katzenellenbogen PhD

Signature Page to Joint Filing Agreement

/s/ Bart Henderson
Bart Henderson

Signature Page to Joint Filing Agreement

BOARD OF TRUSTEES OF THE UNIVERSITY OF ARKANSAS

By:	/s/ Michael G. Douglas, PhD
	Name:	Michael G. Douglas, PhD
	Title:	Director, UAMS BioVentures

Signature Page to Joint Filing Agreement

/s/ Benjamin C. Lane
Benjamin C. Lane

Signature Page to Joint Filing Agreement

Ruff Trust, F. Bronson Van Wyck, Trustee

By:	/s/ F. Bronson Van Wyck
	Name:	F. Bronson Van Wyck
	Title:	Trustee

Signature Page to Joint Filing Agreement

H2 Enterprises, LLC

By:	/s/ H. Watt Gregory, III
	Name:	H. Watt Gregory, III
	Title:	Managing Member

Signature Page to Joint Filing Agreement

/s/ Stavroula Kousteni PhD
Stavroula Kousteni PhD

Signature Page to Joint Filing Agreement

/s/ Robert L. Jilka PhD
Robert L. Jilka PhD

Signature Page to Joint Filing Agreement

/s/ Robert S. Weinstein MD
Robert S. Weinstein MD

Signature Page to Joint Filing Agreement

/s/ Teresita M. Bellido PhD
Teresita M. Bellido PhD

Signature Page to Joint Filing Agreement

/s/ Dotty Paquin
Dotty Paquin

Signature Page to Joint Filing Agreement

/s/ Thomas E. Sparks Jr.
Thomas E. Sparks Jr.

Signature Page to Joint Filing Agreement

/s/ Samuel Ho
Samuel Ho

Signature Page to Joint Filing Agreement

/s/ Charles O’Brien PhD
Charles O’Brien PhD

Signature Page to Joint Filing Agreement

/s/ Alwyn Michael Parfitt MD
Alwyn Michael Parfitt MD

Signature Page to Joint Filing Agreement

/s/ Barnett Pitzele
Barnett Pitzele

Signature Page to Joint Filing Agreement

/s/ Benita S. Katzenellenbogen PhD
Benita S. Katzenellenbogen PhD

Signature Page to Joint Filing Agreement

/s/ Kelly Colbourn
Kelly Colbourn

Signature Page to Joint Filing Agreement

/s/ Socrates E. Papapoulos MD
Socrates E. Papapoulos MD

Signature Page to Joint Filing Agreement

/s/ Tonya D. Goss
Tonya D. Goss

Signature Page to Joint Filing Agreement

The Kent C. Westbrook Revocable Trust, Dated March 17, 2000, Kent C. Westbrook, Trustee

By:	/s/ Kent C. Westbrook, Trustee
	Name:	Kent C. Westbrook
	Title:	Trustee

Signature Page to Joint Filing Agreement

/s/ Maysoun Shomali
Maysoun Shomali

Signature Page to Joint Filing Agreement

/s/ Jonathan Guerriero
Jonathan Guerriero

Signature Page to Joint Filing Agreement

/s/ E. Kelly Sullivan
E. Kelly Sullivan

Signature Page to Joint Filing Agreement

/s/ Cecil Richard Lyttle
Cecil Richard Lyttle

Signature Page to Joint Filing Agreement

/s/ Louis O’Dea
Louis O’Dea

Signature Page to Joint Filing Agreement

/s/ Brian Nicholas Harvey
Brian Nicholas Harvey

Signature Page to Joint Filing Agreement

/s/ Christopher Miller
Christopher Miller

Signature Page to Joint Filing Agreement

Schedule A

Certain Information Regarding the Reporting Persons

NAME	RESIDENCE OR BUSINESS ADDRESS	PRESENT PRINCIPAL OCCUPATION OR EMPLOYMENT	STATE OF CITIZENSHIP OR ORGANIZATION
Healthcare Private Equity Limited Partnership	Edinburgh One, Morrison Street Edinburgh, EH3 8BE United Kingdom	Identifying, making and realizing investments	SCOTLAND
Lloyds Banking Group plc	25 Gresham Street London EC2V 7HM	Commercial Bank	UNITED KINGDOM
Scottish Widows Investment Partnership Group Limited	Edinburgh One 60 Morrison Street Edinburgh EH3 8BE	Investment management	ENGLAND
Waverley Healthcare Private Equity Limited	Edinburgh One 60 Morrison Street Edinburgh EH3 8BE	Identifying, making and realizing investments	SCOTLAND
Raymond F. Schinazi	1860 Montreal Road Tucker, GA 30084	Professor, Emory University Medical Research 151H 1670 Clairmont Road Atlanta, GA 30033	USA
David E. Thompson Revocable Trust	1045 Mason Street, #501 San Francisco, CA 94108	Trust Fund	USA - INDIANA
Hostetler Family Trust UTD 3/18/92, Karl Y. Hostetler and Margaretha Hostetler, Co-Trustees	14024 Rue St. Raphael Del Mar, CA 92014	Trust Fund	USA - CALIFORNIA
H. Watt Gregory III	Suite 2000 124 West Capitol Avenue Little Rock, AR 72201	Attorney - Suite 2000 124 West Capitol Avenue Little Rock, AR 72201	USA
The Richman Trust Dated 2/6/83, Douglas D. Richman, Co-Trustee and Eva A. Richman, Co-Trustee	9551 La Jolla Farms Road La Jolla, CA 92037	Trust Fund	USA - CALIFORNIA
The Breining Family Trust Dated August 15, 2003	6552 Via Dos Valles PO Box 9540 Rancho Santa Fe, CA 92067	Trust Fund	USA - CALIFORNIA
Dennis A. Carson	9672 Claiborne Square La Jolla, CA 92037

Professor of Medicine

University of California — San Diego

Moores Cancer Center

3855 Health Sciences Drive, MC 0820

La Jolla, CA 92093-0820

Effective 1/31/12, new address: Sanford Consortium for Regenerative Medicine

2880 Torrey Pines Scenic Drive, MC 0695

La Jolla, CA 92093-0695

USA
The Jonnie K. Westbrook Revocable Trust, Dated March 17, 2000, Jonnie K. Westbrook, Trustee	56 River Ridge Rd. Little Rock, AR 72227	Trust Fund	USA - ARKANSAS
Stavros C. Manolagas	UAMS Center for Osteoporosis and Metabolic Bone Diseases Winthrop P. Rockefeller Cancer Institute, Room 817 4301 W. Markham, Slot 587 Little Rock, AR 72205-7199

Professor of Medicine, Director, Division of Endocrinology and Metabolism; Director, the UAMS/VA Center for Osteoporosis and Metabolic Bone Diseases; Vice Chair for Research, Department of Internal Medicine, University of Arkansas for Medical Sciences,

4301 W. Markham, Slot 587

Little Rock, AR 72205.

Chief, Endocrinology Section, Central Arkansas Veterans Healthcare System

4300 West 7th Street

Little Rock, AR 72205

USA
Michael Rosenblatt MD	130 Lake Avenue Newton, MA 02459	Chief Medical Officer, Merck & Co. 1 Merck Drive Whitehouse Station, NJ 08889	USA

Patricia E. Rosenblatt	876 Beacon St. Apt. 5 Newton, MA 02459	Self-Employed Visual Artist 876 Beacon St. Apt. 5 Newton, MA 02459	USA
Dr. John Potts, Jr and Susanne K. Potts Irrevocable Trust for Stephan K. Potts dated 6-15-05	18 Hawthorn St. Cambridge, MA 02138	Trust Fund	USA - MASSACHUSETTS
John Thomas Potts MD	18 Hawthorn St. Cambridge, MA 02138	Physician Massachusetts General Hospital 55 Fruit Street Boston, MA 02114	USA
John A. Katzenellenbogen Trust Under Agreement Dated August 2, 1999	John A. Katzenellenbogen 704 West Pennsylvania Ave Urbana, IL 61801	Trust Fund	USA - ILLINOIS
John A. Katzenellenbogen PhD	John A. Katzenellenbogen, Ph.D Department of Chemisty (37-5) University of Illinois 600 South Matthews Ave. Urbana, IL 61801	Research Professor of Chemistry University of Illinois at Urbana-Champaign, IL	USA
Bart Henderson	48 Prentiss Lane Belmont, MA 02478	Biotechnology Rhythm Pharmaceuticals 855 Boylston St. Boston, MA 02116	USA
Board of Trustees of the University of Arkansas	2404 North University Avenue Little Rock, AR 72207	Governing board of the University of Arkansas	USA - ARKANSAS
Benjamin C. Lane	1284 Deer Trail Lane Libertyville, IL 60048	Industrial Liaison and Lecturer Northwestern University 633 Clark Street Evanston, IL 60208 Business Type: Non-profit Secondary Education	USA
Ruff Trust, F. Bronson Van Wyck, Trustee	2141 Highway 224 East Tukerman, AR 72473	Trust Fund	USA - ARKANSAS
H2 Enterprises, LLC	c/o H. Watt Gregory, III. Esq. Kutak Rock, LLP 124 West Capitol Avenue, Suite 2000 Little Rock, AR 72201	Investments	USA - ARKANSAS
Stavroula Kousteni PhD	58 Hillside Avenue Glen Ridge, NJ 07028	Associate Professor, Departments of Medicine and Physiology Columbia University The Russ Berrie Medical Sciences Pavilion Room 411 1150 Saint Nicholas Avenue New York, NY 10032	GREECE
Robert L. Jilka PhD	14202 Clarborne Court Little Rock, AR 72211	Research Scientist Central Arkansas Veterans Healthcare System Research 151/LR 4300 W. 7th Street Little Rock, AR 72205	USA
Robert S. Weinstein MD	11 Chalmette Little Rock, AR 72211	Physician, University of Arkansas for Medical Sciences 4301 W. Markham Street Little Rock, AR 72205	USA
Teresita M. Bellido PhD	9302 Windrift Way Zionsville, Indiana 46077	Professor of Anatomy and Cell Biology, and Professor of Internal Medicine Indiana University School of Medicine 635 Barnhill Drive, MS 545A, Indianapolis, IN 46202	USA
Dotty Paquin	799 Shawsheen Street Tewksbury, MA 01876	Pfizer Vet Tech II 1 Burtt Rd. Andover, MA 01810	USA
Thomas E. Sparks Jr.	P.O. Box 472290 San Francisco, CA 94147-2290	Pillsbury Winthrop Shaw Pittman LLP 50 Fremont Street San Francisco, CA 94105	USA
Samuel Ho	15 Hillview Ave Holbrook, MA 02343	Scientist II at Novartis 250 Massachusetts Avenue Cambridge, MA 02139, USA	CANADA

Charles O’Brien PhD	2824 Mossy Creek Drive Little Rock, AR 72211	University of Arkansas for Medical Sciences 4301 W. Markham St. Little Rock, AR 72211	USA
Alwyn Michael Parfitt MD	28 Baeza Way Hot Springs, AR 71909	Retired	UNITED KINGDOM
Barnett Pitzele	7924 N. Tripp Ave. Skokie, IL 60076	Consultant; Skokie Valley Consulting Corp. 7924 N. Tripp Ave. Skokie, IL 60076	USA
Benita S. Katzenellenbogen PhD	Department of Molecular and Integrative Physiology University of Illinois 407 South Goodwin Ave. Urbana, IL 61801	Research Professor of Physiology University of Illinois, Teaching and Research Board of Trustees Office 352 Henry Administration Building, MC-350 506 South Wright Street Urbana, IL 61801, USA	USA
Kelly Colbourn	123 Oxford Street #3 Cambridge, MA 02138	Administrative - Harvard University 17 Oxford Street Cambridge, MA 02138	USA
Socrates E. Papapoulos MD	Javastraat 64 2585 AR the Hague The Netherlands	Professor of Medicine, Leiden University Medical Center Albinusdreef 2 2333 ZA Leiden The Netherlands	NETHERLANDS
Tonya D. Goss	7790 Shannon Road Pine Bluff, Arkansas 71603	Unemployed	USA
The Kent C. Westbrook Revocable Trust, Dated March 17, 2000, Kent C. Westbrook, Trustee	56 River Ridge Rd. Little Rock, AR 72227	Trust Fund	USA - ARKANSAS
Maysoun Shomali	354 School Street Watertown, MA 02472	Scientist, Sanofi-Aventis 270 Albany St Cambridge MA 02139	USA
Jonathan Guerriero	20 Bazin Lane Canton, MA 02021	Radius Health, Inc. Product Development 201 Broadway, 6th Floor Cambridge, MA 02139	USA
E. Kelly Sullivan	23 Belknap Street Arlington, MA 02474	Principal Scientist N-of-One Therapeutics 400 5th Avenue, Suite 200 Waltham, MA 02451-8706	USA
Cecil Richard Lyttle	201 Broadway, 6th Floor Cambridge, MA 02139	Radius Health, Inc. Interim Chief Scientific Officer 201 Broadway, 6th Floor Cambridge, MA 02139	CANADA
Louis O’Dea	566 Main St. Hingham, MA 02043	Physician Self-employed	CANADA
Brian Nicholas Harvey	201 Broadway, Sixth Floor Cambridge, MA 02139	Radius Health, Inc. Chief Financial Officer 201 Broadway, 6th Floor Cambridge, MA 02139	USA
Christopher Miller	1685 Milburne Lake Forest, IL 60045	Intellectual Property Strategist, Abbott Labs 200 Abbott Park Road Abbott Park, IL 60064	USA

Schedule B

Certain Information Regarding the Separately Filing Group Members(1)

Separately Filing Group Member(2)	Outstanding Shares (as converted)	Voting % of Outstanding Shares	Beneficial Ownership
MPM Bioventures III, L.P.	302,750	1.4%	31.9%
MPM Bioventures III-QP, L.P.	4,502,870	21.0%	87.5%
MPM Bioventures III GMBH & Co. Beteiligungs KG	380,540	1.8%	37.1%
MPM Bioventures III Parallel Fund, L.P.	135,960	0.6%	17.4%
MPM Asset Management Investors 2003 BVIII LLC	87,160	0.4%	11.9%
MPM Bio IV NVS Strategic Fund, L.P.	2,987,790	14.0%	82.2%
The Wellcome Trust Limited, as Trustee of the Wellcome Trust	2,868,910	13.4%	81.6%
HealthCare Ventures VII, L.P.	2,292,053	10.7%	80.3%
OBP IV — Holdings LLC	1,837,693	8.6%	74.5%
mRNA II - Holdings LLC	18,411	0.1%	2.8%
Nordic Bioscience Clinical Development VII A/A	64,430	0.3%	9.1%
BB Biotech Growth N.V.	1,228,200	5.7%	65.6%
Ipsen Pharma SAS	173,260	0.8%	21.2%
Brookside Capital Partners Fund, L.P.	1,228,200	5.7%	65.6%
Julianne Glowacki PhD	93	0.0%	0.0%

(1)  All references to the number of shares outstanding are based upon 21,400,279 shares of outstanding Common Stock being deemed issued and outstanding, which consists of: (i) 645,399 shares of Common Stock that are issued and outstanding and (ii) an aggregate of 20,754,880 shares of Common Stock issuable upon conversion of all shares of Preferred Stock outstanding as of as of December 14, 2011 following completion of the Stage III Closing contemplated by the Stock Purchase Agreement as disclosed in the Issuer’s Information Statement on Schedule 14C, filed with the SEC on December 27, 2011, and as disclosed to the Reporting Persons by the Issuer separately.  Because each stockholder of the Issuer is a party to certain agreements with the other stockholders of the Issuer, which agreements contain, among other things, certain voting agreements and limitations on the sale of their shares of Common Stock, each stockholder of the Issuer may be deemed to be a member of a “group,” within the meaning of Section 13(d)(3) of the Act (as defined in this Schedule 13D).  Shares listed as beneficially owned in this table exclude shares held by any Reporting Person or by any of the other Separately Filing Group Members, in each case as to which the Reporting Persons disclaims beneficial ownership.

(2) See the Schedule 13D filed, or that the Reporting Persons anticipate will be filed, separately by each Separately Filing Group Member, which includes, or will include, information regarding the filer’s jurisdiction of organization, principal business, and address of principal office.

Schedule C

Share Ownership of the Reporting Persons

NAME	SHARE OWNERSHIP
Healthcare Private Equity Limited Partnership

765,020 shares of Common Stock, which includes 765,020 shares of Common Stock issuable to this Reporting Person upon the conversion of 20,416 shares of Issuer Series A-1 Preferred Stock and 56,086 shares of Issuer Series A-2 Preferred Stock

Lloyds Banking Group plc	765,020 shares of Common Stock, which includes 765,020 shares owned by Healthcare Private Equity Limited Partnership
Scottish Widows Investment Partnership Group Limited	765,020 shares of Common Stock, which includes 765,020 shares owned by Healthcare Private Equity Limited Partnership
Waverley Healthcare Private Equity Limited	765,020 shares of Common Stock, which includes 765,020 shares owned by Healthcare Private Equity Limited Partnership
Raymond F. Schinazi

34,250 shares of Common Stock, which includes 34,250 shares of Common Stock issuable to this Reporting Person upon the conversion of 1,487 shares of Issuer Series A-1 Preferred Stock, 1,524 shares of Issuer Series A-2 Preferred Stock, and 414 shares of Issuer Series A-4 Preferred Stock

David E. Thompson Revocable Trust

22,070 shares of Common Stock, which includes 22,070 shares of Common Stock issuable to this Reporting Person upon the conversion of 588 shares of Issuer Series A-1 Preferred Stock and 1,619 shares of Issuer Series A-4 Preferred Stock

Hostetler Family Trust UTD 3/18/92, Karl Y. Hostetler and Margaretha Hostetler, Co-Trustees	8,195 shares of Common Stock
H. Watt Gregory III

20,044 shares of Common Stock, which includes 5,124 shares of Common Stock owned by H2 Enterprises, LLC and 14,920 shares of Common Stock issuable to this Reporting Person upon the conversion of 397 shares of Issuer Series A-1 Preferred Stock and 1,095 shares of Issuer Series A-4 Preferred Stock

The Richman Trust Dated 2/6/83, Douglas D. Richman, Co-Trustee and Eva A. Richman, Co-Trustee

7,300 shares of Common Stock, which includes 7,300 shares of Common Stock issuable to this Reporting Person upon the conversion of 195 shares of Issuer Series A-1 Preferred Stock and 535 shares of Issuer Series A-4 Preferred Stock

The Breining Family Trust Dated August 15, 2003

4,550 shares of Common Stock, which includes 4,550 shares of Common Stock issuable to this Reporting Person upon the conversion of 120 shares of Issuer Series A-1 Preferred Stock and 335 shares of Issuer Series A-4 Preferred Stock

Dennis A. Carson	533 shares of Common Stock
The Jonnie K. Westbrook Revocable Trust, Dated March 17, 2000, Jonnie K. Westbrook, Trustee	363 shares of Common Stock
Stavros C. Manolagas	91,040 shares of Common Stock
Michael Rosenblatt MD	43,915 shares of Common Stock, which includes 852 options exercisable within 60 days
Patricia E. Rosenblatt	41,357 shares of Common Stock
Dr. John Potts, Jr and Susanne K. Potts Irrevocable Trust for Stephan K. Potts dated 6-15-05	20,291 shares of Common Stock
John Thomas Potts MD

69,932 shares of Common Stock, which includes 20,291 shares owned by the Dr. John Potts, Jr and Susanne K. Potts Irrevocable Trust for Stephan K. Potts dated 6-15-05 and held in trust by John Thomas Potts MD and 699 options exercisable within 60 days

John A. Katzenellenbogen Trust Under Agreement Dated August 2, 1999	40,438 shares of Common Stock
John A. Katzenellenbogen PhD	56,065 shares of Common Stock, which includes 40,438 shares owned by the John A. Katzenellenbogen Trust Under Agreement Dated August 2, 1999 and held in trust by John A. Katzenellenbogen PhD.
Bart Henderson	30,468 shares of Common Stock
Board of Trustees of the University of Arkansas	17,333 shares of Common Stock
Benjamin C. Lane	8,125 shares of Common Stock
Ruff Trust, F. Bronson Van Wyck, Trustee	5,487 shares of Common Stock
H2 Enterprises, LLC	5,124 shares of Common Stock

Stavroula Kousteni PhD	421 shares of Common Stock
Robert L. Jilka PhD	572 shares of Common Stock
Robert S. Weinstein MD	421 shares of Common Stock
Teresita M. Bellido PhD	234 shares of Common Stock
Dotty Paquin	891 shares of Common Stock
Thomas E. Sparks Jr.	883 shares of Common Stock
Samuel Ho	833 shares of Common Stock
Charles O’Brien PhD	140 shares of Common Stock
Alwyn Michael Parfitt MD	280 shares of Common Stock
Barnett Pitzele	266 shares of Common Stock
Benita S. Katzenellenbogen PhD	187 shares of Common Stock
Kelly Colbourn	102 shares of Common Stock
Socrates E. Papapoulos MD	93 shares of Common Stock
Tonya D. Goss	66 shares of Common Stock
The Kent C. Westbrook Revocable Trust, Dated March 17, 2000, Kent C. Westbrook, Trustee	46 shares of Common Stock
Maysoun Shomali	2,383 shares of Common Stock
Jonathan Guerriero	14,833 shares of Common Stock, which includes 12,333 options exercisable within 60 days
E. Kelly Sullivan	937 shares of Common Stock
Cecil Richard Lyttle	590,637 shares of Common Stock, which includes 523,971 options exercisable within 60 days
Louis O’Dea	193,087 shares of Common Stock, which includes 163,880 options exercisable within 60 days
Brian Nicholas Harvey	179,513 shares of Common Stock, which includes 149,513 options exercisable within 60 days
Christopher Miller	63,853 shares of Common Stock, which includes 30,498 options exercisable within 60 days